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                                                                   EXHIBIT 10.15

                               FORM OF RESTRICTED

                              STOCK AWARD AGREEMENT

     This Restricted Stock Award ("Award") is made this ____ day of _________, 200_ ("Date of Grant"), by Young Innovations, Inc. (the "Company") to ______________ (the "Grantee").

     1. AWARD OF RESTRICTED STOCK. The Company hereby grants to Grantee a total of _______________ (_______) shares of Company Common Stock (the "Restricted Stock") subject to the terms and conditions set forth below.

     2. RESTRICTIONS. The Restricted Stock is being awarded to Grantee subject to the transfer and forfeiture conditions set forth below (the "Restrictions") which shall lapse, if at all, as described in Sections 3 and 4 below. For purposes of this Award, the term Restricted Stock includes any additional shares of Common Stock granted to the Grantee with respect to the Restricted Stock, while it is subject to the Restrictions.

        a. Grantee may not directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, sell, assign, pledge, encumber, charge or otherwise transfer any of the Restricted Stock while it is subject to Restrictions. The Restricted Stock shall be forfeited if Grantee violates or attempts to violate these transfer restrictions.

        b. Any Restricted Stock remaining subject to the Restrictions shall be automatically forfeited upon the Grantee's termination of employment with the Company for any reason other than death or disability prior to October 11, 2006. The Company will not be obligated to pay Grantee any consideration whatsoever for forfeited Restricted Stock.

     3. LAPSE OF RESTRICTIONS. The Restrictions shall lapse as follows:

        a. 20% of the total number of shares of Restricted Stock shall no longer be subject to the Restrictions on or after the first anniversary of the date hereof;

        b. 40% of the total number of shares of Restricted Stock shall no longer be subject to the Restrictions on or after the second anniversary of the date hereof;

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        c.   60% of the total number of shares of Restricted Stock shall no longer be subject to the Restrictions on or after the third anniversary of the date hereof;

        d. 80% of the total number of shares of Restricted Stock shall no longer be subject to the Restrictions on or after the fourth anniversary of the date hereof;

        e. 100% of the total number of shares of Restricted Stock shall no longer be subject to the Restrictions on or after the fifth anniversary of the date hereof; and

Any remaining Restrictions shall lapse upon the termination of Grantee's employment by the Company due to Grantee's death or Disability.

     4. CHANGE IN CONTROL. Any remaining Restrictions shall also lapse at the effective time of a "Change in Control" of the Company, which shall mean any of the following:

        a. Any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (other than George E. Richmond and members of his family);

        b. The majority of the members of the Company's Board of Directors being replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors of the Company immediately prior to such appointment or election;

        c. Any reorganization, merger or consolidation (a "Reorganization") involving the Company unless at least 50% of the then outstanding shares of common stock of the surviving corporation is held or is anticipated to be held by persons who are shareholders of the Company immediately prior to such Reorganization in substantially the same proportions as their ownership, immediately prior to such Reorganization;

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        d.   Approval by the shareholders of the Company of (i) a "going private" transaction of the Company within the meaning of Section 13(e) of the Exchange Act, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 4, all shares of stock of the Company owned or held by George E. Richmond directly or indirectly (i.e., through partnerships, corporations or limited liability companies), or by George E. Richmond's spouse, estate, lineal descendants, spouses of lineal descendants or trusts for any of their benefit, shall be deemed to be owned by George E. Richmond and members of his family.

     5. ADJUSTMENTS. If the number of outstanding shares of Common Stock of the Company is changed as a result of stock dividend, stock split or the like without additional consideration to the Company, the number of shares of Restricted Stock subject to this Award shall be adjusted to correspond to the change in outstanding shares.

     6. VOTING AND DIVIDENDS. Subject to the Restrictions contained in Section 2 hereof, Grantee shall have all rights of a stockholder of the Company with respect to the Restricted Stock, including the right to vote the shares of Restricted Stock and the right to receive any cash or stock dividends. Stock dividends issued with respect to the Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If a dividend is paid in other property, the Grantee will be credited with the amount of property which would have been received had the Grantee owned a number of shares of Common Stock equal to the number of Restricted Stock credited to his or her account. The property so credited will be subject to the same Restrictions and other terms and conditions applicable to the Restricted Stock and will be paid out in kind at the time the Restrictions lapse.

     7. DELIVERY OF CERTIFICATES OR EQUIVALENT. The Restricted Stock shall be registered in Grantee's name, but held by the Company along with a stock power signed in blank by the Grantee. Upon the lapse of Restrictions applicable to the Restricted Stock, the Company shall deliver to the Grantee a certificate representing a number of shares of Common Stock equal to

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the number of shares of Restricted Stock then subject to this Award, plus, a cash payment equal to the value of any fractional shares.

     8. WITHHOLDING TAXES. The Company is entitled to withhold an amount equal to minimum statutory withholdings taxes required for the respective tax jurisdiction attributable to any share of Common Stock or property deliverable in connection with the Restricted Stock. The Company may satisfy any withholding obligation in whole or in part by retaining shares of the Restricted Stock having a fair market value on the date the Restrictions lapse equal to the minimum amount required to be withheld. Fair market value for this purpose shall be the closing price for a share of the Company's Common Stock on the last trading day before the date the Restrictions lapse. The official source for the closing price is the NASDAQ National Market List as reported in the Wall Street Journal, Midwest edition.

     9. OTHER RIGHTS. The grant of Restricted Stock does not confer upon Grantee any right to continue in the employ of the Company or to interfere with the right of the Company to terminate Grantee's employment at any time.

    10. NOTICES. Any written notice under this Award shall be deemed given on the date that is two business days after it is sent by registered or certified mail, postage prepaid, addressed either to the Grantee at his address set forth below or to the Company to Attention: Alfred E. Brennan, Jr. Any notice may be sent using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail) but no such notice shall be deemed to have been duly given unless and until it is actually received by the intended recipient. The Grantee and the Company may change the address to which notices are to be delivered by giving the other party notice in the manner set forth herein.

    11. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Award shall be governed by and construed according to the internal law and not the law of conflicts of the State of Illinois.

    12. WAIVER. The failure of the Company to enforce at any time any provision of this Award shall in no way be construed to be a waiver of such provision or any other provision hereof.

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     IN WITNESS WHEREOF, the Company has executed this Agreement in duplicate as of day and year first above written.

                                       YOUNG INNOVATIONS, INC.

                                       By:
                                            ------------------------------------
                                       Its:
                                            ------------------------------------

     The undersigned Grantee hereby accepts, and agrees to, all terms and provisions of the foregoing Award.


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Signature


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Print Name


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Social Security Number or
Commerce ID Number

Address

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                    YOUNG INNOVATIONS, INC. RESTRICTED AWARD
                              SCHEDULE OF GRANTEES

                                 SHARES OF
          NAME                RESTRICTED STOCK                DATE
          ----                ----------------                ----
    Alfred E. Brennen              40,000               October 11, 2001

    Arthur L. Herbst, Jr.          40,000               October 11, 2001